OPERATIONS IN TURKMENISTAN	12 Months Ended
Dec. 31, 2019
OPERATIONS IN TURKMENISTAN
OPERATIONS IN TURKMENISTAN

9.    OPERATIONS IN TURKMENISTAN

In September 2017, the Group’s subsidiary in Turkmenistan MTS Turkmenistan or MTS-TM, suspended the provision of telecommunication services to its subscribers, due to the termination by Turkmen state-owned companies and state authorities of line rental, frequency allocation, interconnect, and other agreements necessary to provide telecommunication services. The license for the provision of telecommunication services on the territory of Turkmenistan was valid until July 2018.

The Group considered these facts as impairment indicators and consequently determined that all long-lived assets attributable to the Turkmenistan subsidiary were impaired. The Group also assessed the recoverability of the current assets and recorded a provision for those that were considered to be impaired. No indicators of impairment were identified in respect of cash and cash equivalents attributable to MTS-TM. Total impairment charges recognized in the Group’s consolidated statement of profit or loss for the year ended December 31, 2017 were as follows:

Impairment of long-lived assets	3,204
Current provision for income tax	100
Provision for doubtful accounts	74
Other operating expenses	37
Taxes other than income tax	20
Deferred income tax	(69)
3,366

In July 2018, the Group filed a Request for Arbitration against the Sovereign State of Turkmenistan with the World Bank’s International Center for Settlement of Investments Disputes (“ICSID”) in order to protect its legal rights and investments in Turkmenistan. As of December 31, 2019 the case was pending.

In December 2018 the Group started dismantling its network equipment in Turkmenistan and accrued a dismaltlment provision of RUB 228 million. As of December 31, 2019 the dismantling of terminal network equipment was finalized.